DIAMOND HILL FUNDS

Diamond Hill Large Cap Fund

Supplement dated June 1, 2020
to the Summary Prospectus, Prospectus and Statement of Additional Information
dated February 28, 2020, as amended

Summary Prospectus

Effective June 1, 2020, Micah Martin is no longer an Assistant Portfolio Manager of the Diamond Hill Large Cap Fund. All references to Mr. Martin on page 3 of the Summary Prospectus are removed.

Prospectus

Effective June 1, 2020, Micah Martin is no longer an Assistant Portfolio Manager of the Diamond Hill Large Cap Fund. All references to Mr. Martin on pages 12 and 50 as an Assistant Portfolio Manager on the Diamond Hill Large Cap Fund are removed.

Statement of Additional Information

Effective June 1, 2020, Micah Martin is no longer an Assistant Portfolio Manager of the Diamond Hill Large Cap Fund. All references to Mr. Martin on pages 54 and 59 as an Assistant Portfolio Manager on the Diamond Hill Large Cap Fund are removed.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE